UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 10, 2011

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-165975; 333-150885; 333- 158745	02-0786880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

NCO has requested its lenders to amend certain terms of its existing senior secured credit facilities.  The facilities include a $100.0 million revolving credit facility due November 2011 and a $604.0 million term loan B facility due May 2013.  The existing facilities are expected to be amended to, among other things:

•                  obtain a waiver for the financial covenants for the period ended December 31, 2010 and adjust certain future financial covenants, including increasing maximum leverage ratios and decreasing minimum interest coverage ratios;

•                  reduce the revolving credit facility to $75 million and extend the maturity date from November 2011 to December 31, 2012; and

•                  permit the Company to sell all or a portion of its portfolios of purchased accounts receivable.

Attached as Exhibit 99.1 are selected portions of information that NCO expects to disclose to current lender participants in NCO’s senior secured credit facilities in connection with the amendment described above.  The information includes certain information concerning NCO’s results of operations, financial condition and other data as of and for the year ended December 31, 2010 as well as certain assumptions, estimates and projections with respect to NCO’s anticipated performance in 2011.

The information concerning NCO’s 2010 results of operations and financial condition is preliminary, has not been audited and is subject to change, including the impact, if any, from the completion of the annual tests for impairment of intangible assets.

The information concerning NCO’s anticipated performance in 2011 reflect various estimates and assumptions by NCO concerning anticipated results, which estimates and assumptions are uncertain and difficult to predict, and many of which are beyond NCO’s control. As a result, such information may prove not to be reflective of actual results.

Certain statements in this report and the attachment, including, without limitation, statements as to future performance of NCO, statements as to the anticipated amendment of the credit facilities, statements as to NCO’s or managements’ beliefs, expectations or opinions, and all other statements in this report or the attachment , other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, the risk that NCO will not be able to implement its business strategy as and when planned, risks related to NCO’s significant level of debt and other risks detailed from time to time in NCO’s filings with the Securities and Exchange Commission, including NCO’s Annual Report on Form 10-K for the year ended December 31, 2009, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.

NCO disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

This report shall not constitute an offer to sell or the solicitation of an offer to buy, a participation in NCO’s senior secured credit facilities, nor shall there be any sale of the participation in NCO’s senior secured credit facilities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The attachments include references to earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, EBITDA excluding non-cash impairments and restructuring charges, referred to as Adjusted EBITDA, and net revenue since management and certain investors use these as measurements of the Company’s performance. It is not intended to report the Company’s operating results or free cash flows in conformity with accounting principles generally accepted in the United States.

NCO is organized into three operating divisions: Accounts Receivable Management (“ARM”), Customer Relationship Management (“CRM”) and Portfolio Management (“PM”).

Reconciliation of NCO Group, Inc. revenue to net revenue

(unaudited)

(in thousands)

	For the Year Ended December 31, 2010(1)
		Less:	Add:
		Reimbursable	Non-cash	Net
	Revenue	Costs and Fees	Impairment	Revenue
ARM	$1,332,067	$(344,462)	$—	$987,605
CRM	280,352	—	—	280,352
PM	31,835	—	14,321	46,156
Eliminations	(42,091)	1,361	—	(40,730)
NCO Group, Inc.	$1,602,163	$(343,101)	$14,321	$1,273,383

Reconciliation of Adjusted EBITDA to NCO Group, Inc. net loss

(unaudited)

(in thousands)

	For the Year Ended December 31, 2010(1)
	ARM	CRM	PM	NCO Group, Inc.
Net loss	$(58,591)	$(28,264)	$(13,320)	$(100,175)
Income tax expense (benefit)	34,492	(19,684)	(5,966)	8,842
Interest expense, net	68,549	20,051	1,204	89,804
Depreciation and amortization expense	65,478	40,700	2,644	108,822
EBITDA	109,928	12,803	(15,438)	107,293

Addbacks:
Non-cash impairment	—	—	14,321	14,321
Restructuring charges	14,653	2,077	1,542	18,272
Adjusted EBITDA	$124,581	$14,880	$425	$139,886

(1) NCO’s 2010 results of operations has not been audited and is subject to change, including the impact, if any, from the completion of the annual tests for impairment of intangible assets.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of NCO under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Selected portions of information that NCO expects to disclose to current lender participants in NCO’s senior secured credit facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: March 10, 2011	By:	/s/ John R. Schwab
	Name:	John R. Schwab
	Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Selected portions of information that NCO expects to disclose to current lender participants in NCO’s senior secured credit facilities.